EXHIBIT 99.1

Lyris Announces Second Quarter Fiscal 2013 Financial Results

Net Income of $0.7 million, or $0.07 per diluted share

Lyric HQ SaaS Revenue Up 8% in F2Q13 over F2Q12 and Up 1% sequentially

86% of F1Q13 Revenue Was Recurring

EMERYVILLE, Calif., Feb. 7, 2013 (GLOBE NEWSWIRE) -- Lyris, Inc. (OTCBB:LYRI), the global digital marketing expert, today announced operating results for the second quarter of fiscal 2013 ended December 31, 2012.

Highlights

  Fiscal second quarter revenues of $9.7 million, up 7.7% from $9.0 million in the prior quarter and down 8.5% from $10.6 million in the same period last year.
  Recurring revenue of 86% of total revenue in the fiscal second quarter compared to 81% of total revenues in the same period a year ago and 90% of revenues in the prior quarter.
  Lyris HQ Software-as-a-Service (SaaS) revenues of 58% of total revenues in the fiscal second quarter compared to 49% in the same period a year ago and 60% of total revenues in the prior quarter.
  Generated first revenue from newly launched Lyris ONE digital marketing platform.
  Fiscal second quarter gross margin of 63%, in-line with the 64% for the same period last year.
  Fiscal second quarter income from operations of $0.8 million, a significant swing from the loss from operations of $(10.1 million) in the same period last year.
  Fiscal second quarter net income of $0.7 million, or $0.07 per diluted share, compared to a net loss of $(10.4 million), or $(1.19) per share, in the same period last year
  Fiscal second quarter non-GAAP net income of $1.6 million, or $0.14 per diluted share, compared to a non-GAAP net income of $0.4 million, or $0.04 per share, in the same period a year ago.
  Fiscal second quarter adjusted EBITDA of $2.0 million, compared to adjusted EBITDA of $1.0 million in the same period a year ago.

"We had another great quarter of execution in the second quarter of fiscal 2013, following the launch of our next generation Lyris ONE platform late last year," stated Wolfgang Maasberg, President and CEO of Lyris, Inc. "We were profitable on a GAAP basis, we posted solid growth in our Lyris HQ business and we generated our first revenue from our Lyris ONE product."

"We remain very excited about our comprehensive digital marketing portfolio that also includes our ListManager on premises solution," Mr. Maasberg continued. "Combined with our expert advisory services, Lyris can meet the needs of companies at every stage of their digital marketing journey."

Second Quarter Fiscal 2013 Financial Results

Total revenues of the second quarter of fiscal 2013 were $9.7 million, up 7.7% from $9.0 million in the prior quarter and down 8.5% from $10.6 million in the same period in fiscal 2012. Total subscription revenues were $7.3 million, or 76% of total revenues, in the second quarter of fiscal 2013, compared to $7.6 million, or 72% of total revenues, in the same period in fiscal 2012. Lyris HQ SaaS revenues were $5.6 million, or 58% of total revenues, in the second quarter of fiscal 2013, up 7.4% from $5.2 million, or 49% of total revenues, in the same period a year ago.

Gross profit was $6.1 million, or 63% as a percentage of total revenues, in the second quarter of fiscal 2013, compared to $6.8 million, or 64% of total revenue, in the same period in fiscal 2012.

Income from operations was $0.8 million in the second quarter of fiscal 2013, compared to a loss from operations of $(10.1 million) in the prior year period. Net income for the second quarter of fiscal 2013 was $0.7 million, or $0.07 per diluted share, compared to a net loss of $(10.4 million), or $(1.19) per share, in the first quarter of fiscal 2012.

Conference Call Information

Lyris will hold a conference call and webcast to discuss its financial results and operating activities open to all interested parties at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time), Thursday, February 7, 2013.

The teleconference can be accessed by calling 888-539-3678, passcode 4795591. Please dial in 10-15 minutes prior to the beginning of the call. The webcast will be available on the Internet at www.lyris.com.

A replay of the call will be available through Thursday, February 14, 2013, at 877-870-5176, passcode 4795591, and on the company's website at www.lyris.com.

About Lyris

Lyris, Inc. is a leading global provider of digital marketing solutions that helps companies engage with customers in more meaningful ways. Lyris products and services empower marketers to design, automate, and optimize data-driven interactive marketing campaigns that facilitate superior engagement, increase conversions, and deliver measurable business value. Lyris' high-performance, secure and flexible digital marketing platforms improve marketing efficiency by providing automated digital message delivery, robust segmentation, and real-time social, mobile, and interaction analytics. The Lyris solutions portfolio is comprised of both in-the-cloud and on-premises solutions - Lyris ONE, Lyris HQ, Lyris LM - combined with customer-focused services and support. www.lyris.com

Forward-Looking Statements

This press release includes forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995 (PSLRA), that reflect our current views with respect to future events and financial performance, and that are subject to many risks and uncertainties. These forward-looking statements include material in quotations from management, including our estimate of our addressable market. Statements that include word such as "expects," "intends," "plan," "believe," "project," "estimate," "may," "should," "anticipate," "will" and similar statements identify many of our forward-looking statements.

Many factors could cause actual results to differ materially from those indicated in our forward-looking statements. For example, market acceptance of our products, potential delays in product development, product offerings by our competitors, and our ability to finance anticipated growth could affect our future results. Other risk factors that could cause actual results to differ significantly from our expectations are described in our annual and quarterly reports filed with the Securities and Exchange Commission (available at www.sec.gov). Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

If one or more of these risks or uncertainties materialize, or if our underlying assumptions otherwise prove to be incorrect, our actual results may vary materially from what we project. Any forward-looking statements you read in this news release reflect our views as of the date of this press release with respect to future events, and are subject to these and other risks, uncertainties and assumptions relating to our operations, financial condition, results of operations, growth strategy and liquidity. All subsequent written and oral forward-looking statements attributable to us or individuals acting on our behalf are expressly qualified in their entirety by this paragraph.

Non-GAAP Financial Measures

In this release we present certain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flow that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles ("GAAP"). A reconciliation between non-GAAP and GAAP measures can be found in the accompanying tables. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures do not reflect a comprehensive system of accounting and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies.

We believe the calculation of non-GAAP net income (loss), calculated without giving effect to acquisition-related amortization charges, stock-based compensation expense and certain other amounts that we do not consider to be related to our ongoing core operating performance, provides a basis to compare our operating results across periods and against other companies in our industry. We also believe that adjusted EBITDA, which we calculate as GAAP net income (loss) less interest, taxes, depreciation, amortization, non-cash stock compensation expense and certain other financial measures, is an indicator of our cash flows. This measure is commonly used by our lenders to assess our leverage capacity, debt service ability and liquidity. These non-GAAP measures have been reconciled to the nearest GAAP measure, as required under SEC rules and regulations, in tables attached to this release.

Lyris, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except for per share data)

	Three Months Ended December 31,
	2012	2011

Revenues:
Subscription revenue	$ 7,339	$ 7,572
Support and maintenance revenue	997	934
Professional services revenue	586	1378
Software revenue	743	683
Total revenues	9,665	10,567
Cost of revenues:
Subscription, software and other services	3,097	3,557
Amortization of developed technology	444	212
Total cost of revenues	3,541	3,769
Gross profit	6,124	6,798
Operating expenses:
Sales & marketing	2,495	2,187
General and administrative	1,939	2,358
Research & development	836	1,933
Amortization of customer relationship and trade names	50	1,013
Impairment of goodwill	--	9,000
Impairment of capitalized software	--	385
Total operating expenses	5,320	16,876
Income (loss) from operations	804	(10,078)
Interest expense	(25)	(131)
Interest income	4	5
Other income (expense), net	7	(11)
Income (loss) from operations before income taxes	790	(10,215)
Income tax provision	46	137
Net income (loss)	744	(10,352)
Less: income attributable to noncontrolling interest	9	28
Net income (loss) attributable to Lyris, Inc.	$ 735	$ (10,380)
Net income (loss) per share
Basic	$ 0.08	$ (1.19)
Diluted	$ 0.07	$ (1.19)
Weighted average shares outstanding used in calculating net loss per share:
Basic	9,533	8,702
Diluted	11,224	8,702

Lyris, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except for per share data)

	Six Months Ended December 31,
	2012	2011

Revenues:
Subscription revenue	$ 14,467	$ 14,805
Support and maintenance revenue	1,928	1,883
Professional services revenue	1,256	2,561
Software revenue	986	981
Total revenues	18,637	20,230
Cost of revenues:
Subscription, software and other services	6,671	6,982
Amortization of developed technology	673	367
Total cost of revenues	7,344	7,349
Gross profit	11,293	12,881
Operating expenses:
Sales & marketing	4,770	5,296
General and administrative	4,246	4,695
Research & development	1,997	3,339
Amortization of customer relationship and trade names	101	1,235
Impairment of goodwill	--	9,000
Impairment of capitalized software	--	385
Total operating expenses	11,114	23,950
Income (loss) from operations	179	(11,069)
Interest expense	(150)	(188)
Interest income	6	9
Other income (expense), net	36	(16)
Income (loss) from operations before income taxes	71	(11,264)
Income tax provision	124	186
Net loss	$ (53)	$ (11,450)
Less: income attributable to noncontrolling interest	29	36
Net loss attributable to Lyris, Inc.	$ (82)	$ (11,486)
Net loss per share basic and diluted	$ (0.01)	$ (1.36)
Weighted average shares outstanding used in calculating net loss per share:
Basic and diluted	9,487	8,403

Lyris, Inc.
Reconciliation of Net Income to Non-GAAP Net Income
(Unaudited)
(in thousands, except for per share data)

	Three Months Ended December 31,
	2012	2011

Net income (loss)	$ 744	$ (10,352)
Stock-based compensation expense	335	99
Amortization of intangible assets	494	1,225
Impairment of goodwill	--	9,000
Impairment of capitalized software	--	385
Other (income) expense, net	(7)	11

Non-GAAP net income	$ 1,566	$ 368

Net income per share basic and diluted
Basic	$ 0.16	$ 0.04
Diluted	$ 0.14	$ 0.04
Shares used to compute net income per share:
Basic	9,533	8,702
Diluted	11,224	8,702

Non-GAAP net income excludes stock-based compensation expense, amortization of intangibles and certain other financial measures. Management believes that non-GAAP net income provides useful, supplemental information to management and investors regarding the performance of the company's business operations. Non-GAAP net income is not a measure determined in accordance with United States Generally Accepted Accounting Principles ("GAAP") and is thus susceptible to varying calculations. As presented, this measure may not be comparable to similarly titled measures that other companies may disclose. Non-GAAP net income should not be considered in isolation or construed as a substitute for other measures of profitability prepared in accordance with GAAP for purposes of analyzing our financial performance or profitability. Non-GAAP net income should be considered in addition to, and not as a substitute or as superior measure to, net income, earnings per share or other measures of financial performance prepared in accordance with GAAP.

Lyris, Inc.
Reconciliation of Net Income to Non-GAAP Net Income
(Unaudited)
(in thousands, except for per share data)

	Six Months Ended December 31,
	2012	2011

Net loss	$ (53)	$ (11,450)
Stock-based compensation expense	542	276
Amortization of intangible assets	774	1,602
Impairment of goodwill	--	9,000
Impairment of capitalized software	--	385
Other (income) expense, net	(36)	16

Non-GAAP net income (loss)	$ 1,227	$ (171)

Net loss per share basic and diluted	$ 0.13	$ (0.02)

Shares used to compute net income (loss) per share:
Basic and diluted	9,487	8,403

Non-GAAP net income excludes stock-based compensation expense, amortization of intangibles and certain other financial measures. Management believes that non-GAAP net income provides useful, supplemental information to management and investors regarding the performance of the company's business operations. Non-GAAP net income is not a measure determined in accordance with United States Generally Accepted Accounting Principles ("GAAP") and is thus susceptible to varying calculations. As presented, this measure may not be comparable to similarly titled measures that other companies may disclose. Non-GAAP net income should not be considered in isolation or construed as a substitute for other measures of profitability prepared in accordance with GAAP for purposes of analyzing our financial performance or profitability. Non-GAAP net income should be considered in addition to, and not as a substitute or as superior measure to, net income, earnings per share or other measures of financial performance prepared in accordance with GAAP.

Lyris, Inc.
Reconciliation of Net Income to Adjusted EBITDA
(Unaudited, in thousands)

	Three Months Ended December 31,
	2012	2011
Net income (loss)	$ 744	$ (10,352)
Interest (income) / expense, net	21	126
Income tax (benefit) / provision	46	137
Depreciation and amortization	908	1,544

Total EBITDA	1,719	(8,545)

Stock-based compensation expense	335	99
Impairment of goodwill	--	9,000
Impairment of capitalized software	--	385
Other (income) expense, net	(7)	11

Total Adjusted EBITDA	$ 2,047	$ 950

Adjusted EBITDA is calculated as earnings before net interest expense, taxes, depreciation and amortization expense, stock-based compensation expense and certain other financial measures. Adjusted EBITDA is commonly used by our lenders to assess leverage capacity, debt service ability and liquidity, and the company uses adjusted EBITDA to evaluate financial performance and to award incentive compensation for certain employees, including our chief executive officer. We believe that adjusted EBITDA also provides useful measurements of liquidity and financial performance for our investors.

Lyris, Inc.
Reconciliation of Net Income to Adjusted EBITDA
(Unaudited, in thousands)

	Six Months Ended December 31,
	2012	2011
Net loss	$ (53)	$ (11,450)
Interest (income) / expense, net	144	179
Income tax (benefit) / provision	124	186
Depreciation and amortization	1,439	2,161

Total EBITDA	1,654	(8,924)

Stock-based compensation expense	542	276
Impairment of goodwill		9,000
Impairment of capitalized software	--	385
Other (income) expense, net	(7)	16

Total Adjusted EBITDA	$ 2,189	$ 753

Adjusted EBITDA is calculated as earnings before net interest expense, taxes, depreciation and amortization expense, stock-based compensation expense and certain other financial measures. Adjusted EBITDA is commonly used by our lenders to assess leverage capacity, debt service ability and liquidity, and the company uses adjusted EBITDA to evaluate financial performance and to award incentive compensation for certain employees, including our chief executive officer. We believe that adjusted EBITDA also provides useful measurements of liquidity and financial performance for our investors.

Lyris, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)
(In thousands, except for per share data)

	December 31,	June 30,
	2012	2012
ASSETS
Current assets:
Cash and cash equivalents	$ 2,468	$ 1,602
Accounts receivable, less allowances of $560 and $686, respectively	5,264	4,934
Prepaid expenses and other current assets	863	795
Deferred income taxes	900	882
Total current assets	9,495	8,213
Property and equipment, net	9,100	7,044
Intangible assets, net	5,119	5,266
Goodwill	9,791	9,791
Other long-term assets	890	901
TOTAL ASSETS	$ 34,395	$ 31,215

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$ 4,464	$ 4,222
Revolving line of credit	2,219	5,005
Capital lease obligations - short-term	733	631
Income taxes payable	251	108
Deferred revenue	3,371	3,593
Total current liabilities	11,038	13,559
Other long-term liabilities	622	543
Capital lease obligations - long-term	645	662
TOTAL LIABILITIES	12,305	14,764
Commitments and contingencies
Stockholders' equity:
Redeemable Series A convertible preferred stock; $0.01 par value per share, 2,000 shares authorized, issued and outstanding, liquidation preferrence $5,000, no undeclared dividends	5,000	--
Common stock, $0.01 par value; authorized 40,000 shares; 9,555 and 9,435 issued and outstanding shares at December 31, 2012 and June 30, 2012, respectively	1,414	1,414
Additional paid-in capital	267,986	267,447
Accumulated deficit	(252,373)	(252,291)
Treasury stock, at cost 11 shares held at December 31, 2012 and June 30, 2012	(56)	(56)
Accumulated other comprehensive income	119	115
Total stockholders' equity controlling interest	17,090	16,629
Total stockholders' equity noncontrolling interest	--	(178)
Total stockholders' equity	17,090	16,451
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 34,395	$ 31,215
CONTACT: Investor Relations Contact:
         Rich McDonald
         Director, Investor Relations
         (610) 688-3305
         rmcdonald@lyris.com